UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2009
Nashua Corporation

(Exact name of registrant as specified in charter)

Massachusetts	1-05492	02-0170100

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 Trafalgar Square, Suite 201, Nashua, New Hampshire	03063

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 880-2323
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     Nashua Corporation (the “Company”) is filing this amendment (this “Amendment”) to its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on May 7, 2009 (the “Original 8-K”) solely to file Exhibit B to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 6, 2009 by and between the Company, Cenveo, Inc., a Colorado corporation (“Cenveo”), and NM Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Cenveo (“Merger Sub”) under Item 9.01. A copy of the Merger Agreement including Exhibit B is filed herewith as Exhibit 2.1.
     Except as discussed in the previous paragraph, the disclosure under Items 1.01, 8.01 and 9.01 previously reported in the Original 8-K is not changed by this Amendment and is incorporated herein by reference.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     On May 7, 2009 the Company announced that it had entered into the Merger Agreement pursuant to which Merger Sub and the Company will merge (the “Merger”).
     In connection with the proposed Merger, Cenveo filed with the SEC on May 28, 2009 a Registration Statement on Form S-4 that constitutes the Company’s preliminary proxy statement with regard to the Merger and also constitutes a preliminary prospectus of Cenveo. On July 10, 2009 Cenveo filed Amendment No. 1 to the Registration Statement on Form S-4 with the SEC. On July 30, 2009 Cenveo filed Amendment No. 2 to the Registration Statement on Form S-4 with the SEC. The S-4 has not yet become effective. Once the S-4 is effective, the Company plans to mail to its shareholders a final proxy statement with regard to the Merger. The final proxy statement will contain important information about the Company, the Merger and related matters. Investors and security holders are urged to read the final proxy statement carefully if and when it is available.
     Investors and security holders will be able to obtain free copies of the Company’s final proxy statement with respect to the Merger and other documents filed by the Company with the SEC at the SEC’s web site maintained at www.sec.gov.
     In addition, investors and security holders will be able to obtain free copies of the final proxy statement from the Company by contacting the Company’s Corporate Secretary at (603) 880-2323.
     The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the quarter ending April 3, 2009 and its proxy statement dated March 31, 2009 for its 2009 Annual Meeting of Shareholders, each of which are filed with the SEC, as well as Nashua’s Current Reports on Forms 8-K filed with the SEC on March 6, 2009, May 7, 2009 and July 22, 2009. As of July 27, 2009, Nashua’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 1.5 million shares, or 26.8%, of Nashua’s common stock.
     You can obtain free copies of these documents from Nashua using the contact information set forth above. Additional information regarding interests of such participants will be included in the Proxy Statement that will be filed with the SEC and available free of charge as indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Statements in this Amendment regarding the proposed merger, and any other statements about Nashua’s management’s future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations are forward-looking statements. These statements often include the words “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” “objectives,” “strategies,” “goals” or similar expressions. These forward-looking statements cover, among other things, anticipated future plans and prospects of Nashua and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the acquisition of Nashua by Cenveo.
     Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at which, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause our actual performance or results to differ materially from those expressed or implied in the statements. Important factors that could cause such differences include, but are not limited to: whether the market price of Cenveo common stock will fluctuate; Nashua’s business uncertainties and contractual restrictions while the merger is pending; changes in circumstances between signing the merger agreement and completion of the merger; whether combining the two companies is more difficult, costly or time-consuming than expected; Nashua’s limited ability to pursue alternatives to the merger; whether Cenveo and Nashua choose not to proceed with the merger; whether the merger agreement is terminated and whether the cost savings estimated for the merger are realized.
     Forward-looking statements speak only as of the date on which such statements are made. Nashua undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     See the Exhibit Index attached to this Report, which is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION
Date: July 30, 2009	By:	/s/ John L. Patenaude
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of May 6, 2009 among Cenveo, Inc., NM Acquisition Corp. and Nashua Corporation (1)

(1)	Exhibit 2.1 has been revised as described in this amendment to Nashua’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2009. The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Nashua will furnish copies of any of such schedules to the United States Securities and Exchange Commission upon request.

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